UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2003

Network Equipment Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15323 (Commission File Number)	94-2904044 (IRS Employer Identification No.)

6900 Paseo Padre Parkway, Fremont, California 94555
(510) 713-7300
(Address, including zip code, and telephone number, including area code, of
Registrant's principal executive offices)

Not applicable
(Former name or former address if changed since last report)

Item 9. Regulation FD Disclosure.

See Item 12.    Results of Operations and Financial Condition.

Item 12. Results of Operations and Financial Condition.

On July 16, 2003, Network Equipment Technologies, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 27, 2003.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Limitation on Incorporation by Reference

In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 9 and 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                              Network Equipment Technologies, Inc.

Date: July 16, 2003                                                  By:       /s/ JOHN F. MCGRATH, JR.
                                                                              Name:  John F. McGrath, Jr.
                                                                              Title:     Vice President and
                                                                                          Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 16, 2003.